FINANCING ARRANGEMENTS	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
FINANCING ARRANGEMENTS
FINANCING ARRANGEMENTS

Short-Term Debt

Short-term debt consisted of the following:

	December 31,
	2014		2013
	Principal	Interest	Principal	Interest
(in thousands except percentage amounts)	Balance	Rate	Balance	Rate

Bank overdrafts	$10	—%	$1,429	1.0%
Corporate commercial paper facility	—	—%	101,900	0.3%
Brazil short-term loans	1,279	2.4%	1,314	2.8%
Other short-term loans	1,712	3.9%	563	1.8%
Add: Current portion of long-term debt	109,830		204,656
Less: Current portion of deferred financing costs	(1,008)		(2,589)
Total short-term debt	$111,823		$307,273

	2014		2013
Maximum month-end short-term debt outstanding during the year	$445,160		$417,065
Average amount of short-term debt outstanding during the year	270,011		318,817
Weighted-average interest rate on short-term debt at year-end		3.8%		1.6%

Short-Term Borrowings

The Company has a $500.0 million commercial paper facility. At December 31, 2014, there were no outstanding borrowings under this facility. At December 31, 2013, the amount outstanding under this facility was $101.9 million. The Company has a $500.0 million five-year revolving credit agreement that expires in July 2019, that serves as back-up credit to this commercial paper facility. Amounts outstanding under the commercial paper facility, if any, reduce amounts available under the revolving credit agreement. Average outstanding issued commercial paper during 2014 was $85.7 million. The Company classified the commercial paper as short-term debt, reflecting the Company’s intent to repay over the next year.

Long-Term Debt

Long-term debt consisted of the following:

	December 31,
	2014		2013
	Principal	Interest	Principal	Interest
(in thousands except percentage amounts)	Balance	Rate	Balance	Rate

Private placement notes $250 million due February 2016	$175,689	4.1%	$252,370	4.1%
Fixed rate senior notes $300 million due August 2016	299,861	2.8%	299,775	2.8%
Term loan Swiss francs denominated due September 2016	65,399	1.1%	72,829	1.1%
Term loan Japanese yen denominated due September 2019	104,705	0.9%	119,213	1.0%
Term loan $175 million due August 2020	166,250	1.4%	175,000	1.4%
Fixed rate senior notes $450 million due August 2021	448,965	4.1%	448,809	4.1%
Other borrowings, various currencies and rates	1,843		2,838
	$1,262,712		$1,370,834
Less: Current portion
(included in “Notes payable and current portion of long-term debt” on the Consolidated Balance Sheets)	109,830		204,656
Less: Long-term portion of deferred financing costs	2,798		1,834
Long-term portion	$1,150,084		$1,164,344

The Company has a $500.0 million five-year revolving credit agreement with participation from twelve banks, which expires in July 2019. The revolving credit agreement contains a number of covenants and two financial ratios, which the Company is required to satisfy. The most restrictive of these covenants pertain to asset dispositions and prescribed ratios of indebtedness to total capital and operating income excluding depreciation and amortization to interest expense. A breach of any such covenants or restrictions would result in a default under the existing borrowing documentation that would permit the lenders to declare all borrowings under such documentation to be immediately due and payable and, through cross default provisions, would entitle the Company’s other lenders to accelerate their loans. At December 31, 2014, the Company was in compliance with these covenants.

In February 2014, the Company paid the first required payment of $75.0 million under the Private Placement Notes by issuing commercial paper. The second required payment is due in February 2015; accordingly, $100.0 million has been classified as current on the Consolidated Balance Sheets. The Company intends to use available cash, commercial paper and the revolving credit facilities to pay the 2015 payment.

The Company paid the first annual principal amortization of $8.8 million representing a 5% mandatory principal amortization due in each of the first six years under the terms of the $175.0 million Term Loan with a final maturity of August 26, 2020. An amount of $8.8 million will be due in August 2015 and has been classified as current on the Consolidated Balance Sheets.

On July 23, 2014, the Company entered into an Amended and Extended Revolving Credit Agreement to replace the 2011 Revolving Credit Agreement dated August 27, 2011, that had provided for a multi-currency revolving credit facility in an aggregate amount of up to $500 million through July 27, 2016. The new Credit Agreement provides for a new five year, $500 million multi-currency revolving credit facility through July 23, 2019 (the “Facility”) to provide working capital from time to time for the Company and for other general corporate purposes. The Facility is unsecured and contains certain affirmative and negative covenants relating to the Company’s operations and financial condition, including prescribed leverage and interest coverage ratios. The Facility contains customary events of default. Upon the occurrence of an event of default, all outstanding borrowings under the Credit Agreement may be accelerated and become immediately due and payable. At December 31, 2014, there were no outstanding borrowings, in the form of issued commercial paper, under the multi-currency revolving facility.

On September 29, 2014, the Company entered into a Samurai Loan Agreement to replace the maturing Samurai Loan Agreement dated August 27, 2011, in an aggregate amount of Japanese yen 12.6 billion, through September 29, 2014. The new Samurai Loan Agreement provides for a new five year, Japanese yen 12.6 billion term loan through September 30, 2019 (the “Samurai Loan”). The Samurai Loan is designated as a net investment hedge. The Samurai Loan is unsecured and contains certain affirmative and negative covenants relating to the Company’s operations and financial condition, including prescribed leverage and interest coverage ratios. The Samurai Loan contains customary events of default. Upon the occurrence of an event of default, all outstanding borrowings under the Samurai Loan may be accelerated and become immediately due and payable.

The term loans and private placement notes ("PPN") contain certain affirmative and negative covenants relating to the Company's operations and financial condition. At December 31, 2014, the Company was in compliance with all debt covenants.

At December 31, 2014, the Company had $560.6 million borrowings available under unused lines of credit, including lines available under its short-term arrangements and revolving credit agreement.

The table below reflects the contractual maturity dates of the various borrowings at December 31, 2014:

(in thousands)

2015	$109,830
2016	449,910
2017	8,882
2018	8,918
2019	122,285
2020 and beyond	562,887
$1,262,712